EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            ---------------------------------------------------------

     To the knowledge of each of the undersigned, this Report on Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Blonder Tongue Laboratories, Inc. for the applicable reporting period.


Date:  November 14, 2003                By:      /s/  James A. Luksch
                                           -------------------------------------
                                           James A. Luksch, Chief Executive
                                                Officer



                                        By:      /s/  Eric Skolnik
                                           -------------------------------------
                                           Eric Skolnik, Chief Financial Officer



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